Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income (loss) before income taxes was as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Domestic	$(343,444)	$(250,042)	$(312,162)
Foreign	74	356	104
Total	$(343,370)	$(249,686)	$(312,058)
The components of the provision for income taxes were as follows (in thousands):

	Year Ended December 31,
	2021	2020	2019
Current Income Tax Provision:
Federal	$—	$—	$—
State	—	—	—
Foreign	65	40	51
Total Current Provision for Income Taxes	$65	$40	$51

	Year Ended December 31,
	2021	2020	2019
Deferred Income Tax (Benefit) Provision:
Federal	$(349)	$—	$—
State	(108)	—	—
Foreign	—	—	—
Total Deferred (Benefit) Provision for Income Taxes	$(457)	$—	$—

Total (Benefit) Provision for Income Taxes	$(392)	$40	$51
A reconciliation of the U.S. federal statutory income tax rate to the Company's effective tax rate was as follows:

	Year Ended December 31,
	2021	2020	2019
Tax at statutory rate	21.00%	21.00%	21.00%
State tax, net of federal benefit	0.04%	0.05%	0.05%
Permanent differences	1.16%	0.53%	1.51%
Stock-based compensation	(0.18)%	(0.03)%	(0.33)%
Change in valuation allowance	(22.17)%	(22.41)%	(15.04)%
Other	0.26%	0.84%	(6.96)%
Total rate	0.11%	(0.02)%	0.23%
The Company's net deferred tax assets consisted of the following (in thousands):

	December 31,
	2021	2020
Net operating loss carryforwards	$393,967	$313,471
Intangibles	4,719	6,802
Research and development credits	7,221	5,636
Accruals and other reserves	18,386	16,007
Inventory reserve	10,415	21,239
Stock-based compensation	34,622	16,842
Lease liability	6,546	—
Other	2,427	581
Deferred tax assets before valuation allowance	478,303	380,578
Valuation allowance	(459,885)	(367,930)
Deferred tax assets after valuation allowance	18,418	12,648
Deferred tax liability on fixed assets	(13,107)	(12,648)
Deferred tax liability on ROU Asset	(5,311)	—
Net deferred tax assets	$—	$—
As of December 31, 2021, the Company recorded a valuation allowance of $459.9 million for the portion of the deferred tax assets that the Company does not expect to be realized. The valuation allowance on the Company's net deferred tax assets increased by $92.0 million, $67.4 million and $58.7 million during the years ended December 31, 2021, 2020 and 2019, respectively. The changes in valuation allowance are primarily due to additional U.S. deferred tax assets and liabilities incurred in the respective year. The Company continues to monitor the realizability of the U.S. deferred tax assets taking into account multiple factors, including the results of operations, historic losses and magnitude of excess tax deductions for stock-based compensation. The Company intends to continue maintaining a full valuation allowance on the Company's U.S. deferred tax assets until there is sufficient evidence to support the reversal of all or some portion of these allowances. Release of all, or a portion, of the valuation allowance would result in the recognition of certain deferred tax assets and a decrease to income tax expense for the period the release is recorded.
As of December 31, 2021, the Company had $1,549.5 million and $1,191.7 million of federal and state net operating loss (“NOL”) carryforwards, respectively, available to offset future taxable income. The federal and state NOL carryforwards, if not utilized, will generally begin to expire in 2022 through 2027. Of the total federal NOL carryforwards, $1,126.1 million were generated post December 31, 2017 and have no expiration.
As of December 31, 2021, the Company had research and development tax credits available to offset federal and California tax liabilities in the amount of $5.9 million and $10.8 million, respectively. Federal credits will begin to expire in 2027 and California state tax credits have no expiration.
The federal and state NOLs and credit carryforwards are subject to change of ownership limitations provided by the Internal Revenue Code and similar state provisions. In general, if the Company experiences a greater than 50 percentage point aggregate change in ownership over a 3-year period (a “Section 382 ownership change”), utilization of its pre-change NOL and credit carryforwards are subject to an annual limitation. In addition, certain attributes are subject to annual limitations as a result of the acquisition of ioTium, which constitutes a change in ownership as defined under Section 382. Such limitations may result in expiration of a portion of the carryforwards before utilization. The Company’s ability to use NOL carryforwards, research and development credit carryforwards and other tax attributes to reduce future taxable income and liabilities may be further limited as a result of future changes in stock ownership. As a result, if the Company earns net taxable income, its ability to use pre-change NOL carryforwards or other pre-change tax attributes to offset United States federal and state taxable income may still be subject to limitations, which could potentially result in increased future tax liability. The Company has experienced ownership changes since its inception and there have been limitations on net operating losses and tax credits, which have resulted in tax attributes being permanently written-off against its deferred tax assets.
The Company maintained undistributed earnings overseas as of December 31, 2021. As of December 31, 2021, the Company believed the funds held by all non-US subsidiaries will be permanently reinvested outside of the U.S. However, if these funds were repatriated to the U.S. or used for U.S. operations, the Company may be subject to withholding taxes in the foreign countries. As a result of tax reform, the Company’s unrepatriated earnings are no longer subject to federal income tax in the U.S. when distributed.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was signed into law. The CARES Act includes provisions relating to refundable payroll tax credits, NOL carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations and technical corrections to the tax depreciation methods for qualified improvement property. The CARES Act had an immaterial impact on the Company's income taxes in fiscal year 2021 and 2020.
Uncertain Tax Positions
The Company establishes reserves for uncertain tax positions based on the largest amount that is more-likely-than-not to be sustained. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The Company performs a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.
Although the Company believes it has adequately reserved for its uncertain tax positions, no assurance can be given that the final tax outcome of these matters will not be different. The Company adjusts these reserves in light of changing facts and circumstances, such as the closing of a tax audit or the refinement of an estimate. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate, as well as the related net interest and penalties.
The following table summarizes the activity related to the Company's gross unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2021	2020	2019
Balance at beginning of year	$6,593	$4,829	$1,917
Decreases related to prior year tax positions	—	—	—
Increases related to prior year tax positions	—	—	988
Increases related to current year tax positions	1,764	1,764	1,924
Balance at end of year	$8,357	$6,593	$4,829
The balance of gross unrecognized tax benefits as of December 31, 2021, 2020 and 2019 was $8.4 million, $6.6 million and $4.8 million, respectively, none of which would affect the Company's income tax expense if recognized. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months. It is the Company's policy to recognize interest and penalties related to income tax matters in income tax expense. As of December 31, 2021, the Company had no accrued interest and penalties related to uncertain tax positions.
The Company currently has no federal, state or foreign tax examinations in progress nor has it had any federal, state or foreign examinations since inception. The Company files U.S., state, and foreign income tax returns in jurisdictions with varying statutes of limitations. The 2007 through 2021 tax years generally remain subject to examination by U.S. federal and California state tax authorities due to the Company's NOL carryforwards. For significant foreign jurisdictions, the 2016 through 2021 tax years generally remain subject to examination by their respective tax authorities.
Income Taxes
The Company calculates the provision for income taxes during interim reporting periods by applying an estimate of the annual effective tax rate for the full fiscal year to ordinary income or loss for the interim reporting period. When applicable, the year-to-date tax provision reflects adjustments from discrete tax items.
For the three and nine months ended September 30, 2022 and 2021, the Company’s income tax expense was immaterial.
As the Company’s U.S. operations are projecting to be in a taxable loss in the year and based on all available objectively verifiable evidence during the three and nine months ended September 30, 2022, the Company believes it is more likely than not that the tax benefits of the U.S. losses incurred will not be realized. Accordingly, the Company will continue to maintain a full valuation allowance on the U.S. deferred tax assets. The Company’s income tax expense for the three and nine months ended September 30, 2022 is due primarily to income taxes for foreign operations.
The Company accounts for the uncertainty in income taxes by utilizing a comprehensive model for the recognition, measurement, presentation, and disclosure in financial statements of any uncertain tax positions that have been taken or are expected to be taken on an income tax return. During the three and nine months ended September 30, 2022, there have been no changes in the estimated uncertain tax benefits.
In August 2022, the IRA and CHIPS and Science Act were passed by Congress and signed into law. The IRA introduced new provisions, including a 15 percent corporate alternative minimum tax for certain large corporations that have at least an average of $1.0 billion adjusted financial statement income over a consecutive three-tax-year period. The corporate minimum tax will be effective for fiscal 2023. The Company is currently evaluating the applicability and the effect of the new law to its financial results.